Exhibit 99.1

LETTER OF TRANSMITTAL
INVACARE CORPORATION
Offer to Exchange its 9 3/4% Senior Notes due 2015
registered under the Securities Act of 1933 for any and all of its outstanding 9 3/4% Senior Notes due 2015
Pursuant to the Prospectus
Dated

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON          , 2007, UNLESS THE OFFER IS EXTENDED

The Exchange Agent for the Exchange Offer is:

Wells Fargo Bank, N.A.

Deliver to:

By Overnight Courier:	By Registered or Certified Mail:	By Hand:

Corporate Trust Operations MAC N9303-121 6th & Marquette Avenue Minneapolis, MN 55479 Attn: Reorg	Corporate Trust Operations MAC N9303-121 P.O. Box 1517 Minneapolis, MN 55480 Attn: Reorg	Corporate Trust Operations Northstar East Bldg. — 12th Floor 608 2nd Avenue South Minneapolis, MN 55402 Attn: Reorg

By Facsimile:	To Confirm by Telephone:

(612) 667-6282 Attn: Bondholder Communications	(800) 344-5128 or (612) 667-9764 Attn: Bondholder Communications

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

This Letter of Transmittal is to be completed by holders of Old Notes (as defined below) either if Old Notes are to be forwarded herewith or if tenders of Old Notes are to be made by book-entry transfer to an account maintained by Wells Fargo Bank, N.A. (the “Exchange Agent”) at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in “The Exchange Offer — Procedures for Tendering Initial Notes” in the Prospectus and in accordance with the Automated Tender Offer Program (“ATOP”) established by the DTC, a tendering holder will become bound by the terms and conditions hereof in accordance with the procedures established under ATOP.

Holders of Old Notes whose certificates (the “Certificates”) for such Old Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer — Guaranteed Delivery Procedures” in the Prospectus. See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

ALL TENDERING HOLDERS COMPLETE THIS BOX:

DESCRIPTION OF OLD NOTES TENDERED

DESCRIPTION OF OLD NOTES TENDERED
If blank, please print name and address of registered holders	Old Notes tendered (Attach additional list if necessary)
Principal
Amount of Old
		Principal	Notes Tendered
	Certificate	Amount of	(if less than
	Number(s)*	Old Notes	all)**

TOTAL AMOUNT TENDERED:
* Need not be completed by book-entry holders.
** Old Notes may be tendered in whole or in part in denominations of $1,000 and integral multiples thereof. All Old Notes held shall be deemed tendered unless a lesser number is specified in this column.

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:_ _

DTC Account Number:_ _

Transaction Code Number:_ _

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s):_ _

Window Ticket Number (if any):_ _

Date of Execution of Notice of Guaranteed Delivery:_ _

Name of Institution which Guaranteed Delivery:_ _

If Guaranteed Delivery is to be made by Book-Entry Transfer:_ _

Name of Tendering Institution:_ _

DTC Account Number:_ _

Transaction Code Number:_ _

☐	CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A “PARTICIPATING BROKER-DEALER”) AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name _ _

Address _ _

Ladies and Gentlemen:

The undersigned hereby tenders to Invacare Corporation, an Ohio corporation (the “Company”), the above described aggregate principal amount of the Company’s issued and outstanding unregistered 9 3/4% Senior Notes due 2015 (the “Old Notes”) in exchange for a like aggregate principal amount of the Company’s 9 3/4% Senior Notes Due 2015 (the “New Notes”) registered under the Securities Act of 1933, as amended (the “Securities Act”), upon the terms and subject to the conditions set forth in the Prospectus dated          , 2007 (as the same may be amended or supplemented from time to time, the “Prospectus”), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the “Exchange Offer”). The Exchange Offer has been registered under the Securities Act.

Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Old Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned’s agent, of the New Notes to be issued in exchange for such Old Notes, (ii) present Certificates for such Old Notes for transfer, and to transfer the Old Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered hereby and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Old Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, and the undersigned will comply with its obligations under the Registration Rights Agreement.

The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Old Notes. The Certificate number(s) and the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly upon expiration or termination of the Exchange Offer, as applicable.

The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in “The Exchange Offer — Procedures for Tendering Initial Notes” in the Prospectus and in the instructions hereto will, upon the Company’s acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. In all cases in which a participant in DTC’s systems elects to accept the Exchange Offer by transmitting an express acknowledgement in accordance with established ATOP procedures, such participant shall be bound by all of the terms and conditions of this Letter of Transmittal. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such New Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Old Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please deliver New Notes to the undersigned at the address shown below the undersigned’s signature.

By tendering Old Notes and executing this Letter of Transmittal, the undersigned hereby represents and agrees that (i) the undersigned is not an “affiliate” of the Company, (ii) the undersigned is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of New Notes to be issued in the Exchange Offer, (iii) any New Notes to be acquired by the undersigned are being acquired in the ordinary course of its business, and (iv) the undersigned is not acting on behalf of any person who could not truthfully make the foregoing representations. By tendering Old Notes pursuant to the Exchange Offer and executing this Letter of Transmittal, a holder of Old Notes which is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities represents and agrees, consistent with certain interpretive letters issued by the Staff of the Division of Corporation Finance of the Securities and Exchange Commission to third parties, that it will deliver the Prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act in connection with any resale of such New Notes (provided that, by so acknowledging and by delivering a Prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act).

The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of New Notes received in exchange for Old Notes, where such Old Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the date on which the Exchange Offer Registration Statement is declared effective (subject to extension under certain limited circumstances as further described below) or, if earlier, on the date on which such Participating Broker-Dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities. In that regard, each broker-dealer who acquired Old Notes for its own account as a result of market-making or other trading activities (a “Participating Broker-Dealer”), by tendering such Old Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue in any material respect, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading in any material respect, such Participating Broker-Dealer will suspend the sale of New Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given written notice that the sale of the New Notes may be resumed, as the case may be. If the Company gives such notice and if so directed by the Company, each Participating Broker-Dealer will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such New Notes that was current at the time of receipt of such notice. If the Company gives such notice to suspend the sale of the New Notes, it shall extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of New Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the New Notes or to and including the date on which the Company has given written notice that the sale of New Notes may be resumed, as the case may be.

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

HOLDERS SIGN HERE
(See Instructions 2, 5 and 6)
(Please Complete Substitute Form W-9 Below)
(Note: Signature(s) must be guaranteed if required by Instruction 2)

Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Old Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company or the Trustee for the Old Notes to comply with the restrictions on transfer applicable to the Old Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer’s full title. See Instruction 5.

(Signature(s) of Holder(s))
Date _ _

Name(s)
(Please Print)

Capacity
(Include Full Title)

Address
(Include Zip Code)

Area Code and Telephone Number

(Tax Identification or Social Security Number(s))

GUARANTEE OF SIGNATURE(S)
(See Instructions 2 and 5)

Authorized Signature

Name
(Please Print)
Date _ _

Capacity or Title

Name of Firm

Address
(Include Zip Code)

Area Code and Telephone Number

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 5, and 6)

To be completed ONLY if the New Notes are to be issued in the name of someone other than the registered holder of the Old Notes whose name(s) appear(s) above.

Issue New Notes to:

Name(s):
(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security No.)

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 5, and 6)

To be completed ONLY if the New Notes are to be sent to someone other than the registered holder of the Old Notes whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail New Notes to:

Name(s):
(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security No.)

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.  This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “The Exchange Offer — Book-Entry Transfer” in the Prospectus. If tenders are to be made pursuant to the procedures for tender by book-entry transfer and in accordance with ATOP established by DTC, a tendering holder will become bound by the terms and conditions hereof in accordance with the procedures established under ATOP. Certificates, or timely confirmation of a book-entry transfer of such Old Notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Old Notes may be tendered in whole or in part in the principal amount of $1,000 and integral multiples of $1,000.

Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer Guaranteed Delivery Procedures” in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Old Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all as provided in “The Exchange Offer — Guaranteed Delivery Procedures” in the Prospectus.

The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, “Eligible Institution” means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as “an eligible guarantor institution,” including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, a registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2. Guarantee of Signatures.  No signature guarantee on this Letter of Transmittal is required if:

(i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Notes) of Old Notes tendered herewith, unless such holder(s) has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above, or

(ii) such Old Notes are tendered for the account of a firm that is an Eligible Institution.

In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

3. Inadequate Space.  If the space provided in the box captioned “Description of Old Notes” is inadequate, the Certificate number(s) and/or the principal amount of Old Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

4. Partial Tenders and Withdrawal Rights.  Tenders of Old Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all the Old Notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of Old Notes which are to be tendered in the box entitled “Principal Amount of Old Notes Tendered (if less than all).” In such case, new Certificate(s) for the remainder of the Old Notes that were evidenced by your Certificate(s) will only be sent to the holder of the Old Note, promptly after the Expiration Date. All Old Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, the aggregate principal amount of Old Notes to be withdrawn, and (if Certificates for Old Notes have been tendered) the name of the registered holder of the Old Notes as set forth on the Certificate of the Old Notes, if different from that of the person who tendered such Old Notes. If Certificates for the Old Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Old Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Old Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Notes tendered for the account of an Eligible Institution. If Old Notes have been tendered pursuant to the procedures of book-entry transfer set forth in “The Exchange Offer — Procedures for Tendering Initial Notes,” the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under “The Exchange Offer — Procedure for Tendering Initial Notes.”

All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

5. Signatures on Letter of Transmittal, Assignments and Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Old Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons’ authority to so act.

When this Letter of Transmittal is signed by the registered owner(s) of the Old Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless New Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Old Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Old Notes may require in accordance with the restrictions on transfer applicable to the Old Notes. Signatures on such certificates or bond powers must be guaranteed by an Eligible Institution.

6. Special Issuance and Delivery Instructions.  If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

7. Irregularities.  The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any conditions or irregularity in any tender of Old Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. To the extent the Company agrees to waive any condition of the exchange offer, the Company will waive that condition for all holders of the Old Notes.

The Company’s interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly-made until all irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8. Questions, Requests for Assistance and Additional Copies.  Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

9. 28% Backup Withholding; Substitute Form W-9.  Under U.S. Federal income tax law, a holder whose tendered Old Notes are accepted for exchange is required to provide the Exchange Agent with such holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the “IRS”) may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Notes exchanged pursuant to the Exchange Offer may be subject to 28% backup withholding.

The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 28% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Notes. If the Old Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and check the box for “Exempt from backup withholding” on the top of the form, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting an appropriate and properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder’s exempt status. Please consult the enclosed

“Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which holders are exempt from backup withholding.

Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

To ensure compliance with requirements imposed by certain U.S. Treasury Regulations, notification is hereby given that any tax discussion and any conclusions contained herein (i) are written in connection with the promotion or marketing by others of the transactions or matters addressed herein, and (ii) are not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding any penalties which may be imposed on the taxpayer by the U.S. Internal Revenue Service, or the “IRS.” Each prospective investor should seek advice with respect to the U.S. federal, state, local, and non-U.S. tax consequences of the transactions discussed herein based on its particular circumstances from an independent tax advisor.

10. Lost, Destroyed or Stolen Certificates.  If any Certificate(s) representing Old Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

11. Security Transfer Taxes.  Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

Important:  This Letter of Transmittal (or facsimile thereof) and all other required documents must be received by the Exchange Agent on or prior to the Expiration Date.

TO BE COMPLETED BY ALL
TENDERING SECURITYHOLDERS
(See Instruction 9)

PAYER’S NAME: Wells Fargo Bank, N.A.
SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Name (as shown on your income tax return):
Business name, if different from above:
Check the appropriate box:
☐ Individual/Sole Proprietor  ☐ Corporation  ☐ Partnership  ☐ Other
☐ Exempt from backup withholding
Address:
City, State and Zip Code:

Payer’s Request for Taxpayer Identification Number	Part 1 — TAXPAYER IDENTIFICATION NUMBER (“TIN”) — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	TIN: Social Security Number or Employer Identification Number ☐ TIN Applied For
Part 2 — CERTIFICATIONS

UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and (3) any other information provided on this form is true and correct.

	SIGNATURE _ _	DATE _ _

Certification instructions. You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all payments made to me on account of the New Notes shall be retained until I provide a taxpayer identification number to the Exchange agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 28% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

SIGNATURE	_ _ DATE_ _

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 28% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

What Name and Number to Give the Requester

Name

Individual — If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your Social Security card, and your new last name. If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part 1 of the form.

Sole Proprietor — You must enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade or “doing business as” name on the “Business name” line.

Single-Member Limited Liability Company (LLC) — If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations § 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for “Other” and enter “LLC” in the space provided. A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Other Entities — Enter the “Business name” as shown on required federal income tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade or “doing business as” name on the “Business name” line.

Note:  You are requested to check the appropriate box for your status (individual, sole proprietor, corporation, etc.)

Taxpayer Identification Number (“TIN”)

You must enter your taxpayer identification number in the appropriate box. If you are a resident alien and you do not have and are not eligible to obtain a Social Security number, your TIN is your IRS individual taxpayer identification number (“ITIN”). Enter it in the Social Security number box. If you do not have an individual taxpayer identification number, see “How to Obtain a TIN” below. If you are a sole proprietor and you have an employer identification number (“EIN”), you may enter either your Social Security number (“SSN”) or your EIN. However, using your EIN may result in unnecessary notices to the requester, and the IRS prefers that you use your SSN. If you are a single-member LLC that is disregarded as an entity separate from its owner under Treasury regulations § 301.7701-3, and are owned by an individual, enter the owner’s Social Security number. If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner’s EIN. See the chart below on the last page for further clarification of name and TIN combinations.

SSNs have nine digits separated by two hyphens: i.e. 000-00-0000. EINs have nine digits separated by only one hyphen: i.e. 00-0000000.

How to Obtain a TIN

If you do not have a TIN, apply for one immediately. To apply for a Social Security number, obtain Form SS-5, Application for a Social Security Number Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov or by calling 1-800-772-1213. Obtain Form W-7 to apply for an ITIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can obtain Forms W-7 and SS-4 from the IRS by accessing the IRS website at www.irs.gov, or by calling 1-800-829-3676. You can also apply for an EIN online by accessing www.irs.gov/businesses and clicking on Employer ID Numbers under Businesses Topics. If you do not have a TIN, check the box for “TIN Applied For” in Part 1 of Substitute Form W-9, sign and date the form (including the “Certificate of Awaiting Taxpayer Identification Number”), and give it to the requester. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to obtain a TIN and give it to the requester before you are subject to backup withholding. Other payments are subject to backup withholding without regard to the 60-day rule, until you provide your TIN.

Note:  Checking the box for “TIN Applied For” in Part 1 of Substitute Form W-9 means that you have already applied for a TIN or that you intend to apply for one soon.

Exemptions from Backup Withholding

Payees Exempt from Backup Withholding

Generally, individuals (including sole proprietors and LLCs disregarded as entities separate from their owners) are NOT exempt from backup withholding. The table below on the last page will help determine the number to give the requester.

For interest and dividends, the following payees are generally exempt from backup withholding:

(1)	An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), an individual retirement account (IRA), or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(4)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

(6)	A corporation.

(7)	A foreign bank of central issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9 — (Continued)

(9)	A real estate investment trust.

(10)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(11)	A common trust fund operated by a bank under section 584(a) of the Code.

(12)	A financial institution (as defined for purposes of section 3406 of the Code).

(13)	A middleman known in the investment community as a nominee or a custodian or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.

(14)	A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

For broker transactions, persons listed in items 1-12, above, as well the persons listed in items 15-16, below, are exempt from backup withholding:

(15)	Futures commission merchant registered with the Commodity Futures Trading Commission.

(16) A person registered under the Investment Advisers Act of 1940 who regularly acts as a broker.

Payments Exempt from Backup Withholding

Dividends and patronage dividends that are generally exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under section 1441 of the Code.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Payments made by an ESOP pursuant to section 404(k) of the Code.

Interest payments that are generally exempt from backup withholding include:

•	Payments of interest on obligations issued by individuals. Note, however, that such a payment may be subject to backup withholding if the amount of interest paid to you during a taxable year in the course of the payer’s trade or business is $600 or more and you have not provided your correct TIN.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).

•	Payments described in section 6049(b)(5) of the Code to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451 of the Code.

•	Payments made by certain foreign organizations.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code, and the Treasury regulations thereunder.

If you are exempt from backup withholding, you should still complete and file Substitute Form W-9 to avoid possible erroneous backup withholding. Enter your correct TIN and check the “Exempt” box in Part 1, and sign and date the form and return it to the requester.

If you are a nonresident alien or a foreign entity not subject to backup withholding, you should provide the appropriate completed Form W-8.

Privacy Act Notice. — Section 6109 of the Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold at the applicable rate on payments of taxable interest, dividends and certain other items to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your correct TIN, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISORS OR THE INTERNAL REVENUE SERVICE.

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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9 — (Continued)

For this type of account:		Give Name and TIN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minor)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. The so-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-member LLC	The owner(3)
6.	A valid trust, estate or pension trust	Legal entity(4)
7.	Corporation or LLC electing corporate status on Form 8832	The corporation
8.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
9.	Partnership or multi-member LLC	The partnership
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your SSN or EIN if you have one.

(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:  If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

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